UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

Reaves Utility Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Esq.

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2018 - April 30, 2019

Item 1. Reports to Stockholders.

(a)

Reaves Utility Income Fund

SEMI-ANNUAL REPORT

UTG

4.30.19

Section 19(b) Disclosure

April 30, 2019 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.17 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Statement of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	16
Additional Information	24
Privacy Policy	30

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.utilityincomefund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-866-230-0315, from 8am to 5pm CT, to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-866-230-0315.

Semi-Annual Report | April 30, 2019	1

Reaves Utility Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

To our Shareholders:

Investment Portfolio Returns: 6 months ended April 30, 2019

Total net assets of the Fund were $1,678,087,655 at April 30, 2019, or $34.47 of net asset value (“NAV”) per common share. At October 31, 2018 net assets totaled $1,544,961,106 representing $31.74 of net asset value per common share. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result the market return to common shares can be higher or lower than the NAV return. The fiscal 2019 half year market return for shareholders 17.73%, as is reflected in the table below. The share price of the Fund traded at a premium of 0.44% to the NAV at April 30, 2019 versus a discount of 4.35% discount at the beginning of the fiscal year.

Distributions to Common Shareholders

The Fund’s annual distribution of $2.04 was unchanged. For the 2019 fiscal year the Fund expects total distributions to come from earned income and capital gains sufficient to avoid a distribution from return of capital or other capital sources. For any given month, however, part of the distribution may be temporarily classified as a return of capital given the irregular realization of capital gains over the course of the year.

Leverage Facility

The leverage facility, which does not require re-hypothecation (lending) of Fund assets, was unchanged at $445,000,000. As a percentage of net assets, leverage decreased from 28.80% at October 31, 2018 to 26.52% at April 30, 2019. For details about the facility please refer to Note 4 of the accompanying financial statements.

		Period Ended April 30, 2019
	Six Months	One Year	Three Years+	Five Years+	Since Inception+**
Total investment return – Net Asset Value*	12.12%	19.49%	10.13%	9.57%	11.58%
Total investment return – Market Price*	17.73%	31.30%	12.76%	10.83%	11.27%
S&P 500 Utilities Index[1]	11.21%	17.96%	10.42%	10.18%	10.14%
Dow Jones Utility Average[2]	9.47%	15.58%	10.14%	11.16%	11.16%

+	Annualized
*	Assumes all dividends being reinvested
**	Index data since 02/29/04

[1]	S&P Utilities Index is a capitalization-weighted index containing 28 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.
[2]	The Dow Jones Utility Average (DJUA) is a price-weighted average of the 15 utility stocks traded in the United States.

2	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

Overview

Fiscal 2019 began with the 10-year U.S. Treasury1 yielding 3.14% and a declining equity market in November and December. Interest rates declined steadily and the stock market and the Fund’s portfolio produced good gains for the first four months of 2019. The Federal Reserve halted its interest rate hiking program out of concern for an economic slowdown. The interest rate on the 10-year Treasury declined steadily to 2.51%.

There was no material fundamental change in the earnings and dividend outlook for the majority of portfolio holdings. The top-10 holdings remained at ~43% of the portfolio. There was one change in the composition of the top-10 positions. Altice USA, a cable service provider, made the single largest contribution to portfolio performance and nudged Comcast out of the top-10 holdings as a result.

Utilities

The S&P Utilities Index closed at $297.75 on April 30th just below its closing price high for the preceding 12 months of $299.08. Given investor concerns about the trade war, tariffs, possible U.S. economic slowdown, avoiding foreign exchange risk, and the rise in the notional amount of negative yielding government debt, we consider U.S. utilities to be a “safe haven”. Given the overall strong performance of the portfolio, the utility weighting was largely unchanged.

California legislators are under considerable pressure to develop a solution to the liability California utilities face because of the state’s ambitious renewable energy goals. Sempra Energy based in California with operations in Texas, Mexico and South America remains a top-10 holding. While it is exposed to California’s inverse condemnation liability, its Southern California based utility is less material to its total operations than the utility operations of other California utilities.

Communications

Portfolio investments in communications, centric cable operators and REITs2 generated returns comfortably in excess of the return of the S&P Communications Index3. The outsized returns were attributable, in part, to the fourth quarter 2018 sell off which, in our opinion, disproportionately punished cable operators and data centers relative to the durability of their business models.

Three cable companies are among the Fund’s top-15 holdings. A misconception that has persisted is “cord cutting” which is a major negative for the cable companies. The major driver of cable profitability is the rapid and persistent growth of demand for broadband service. In addition Charter and Altice USA are experiencing declining costs accompanied by revenue growth.

Energy

Energy stocks in the Fund are primarily integrated oil companies and midstream companies comprising approximately 17% of portfolio holdings. Together with communications stocks, energy remains the highest dividend sector of the portfolio. The price of WTI4 crude began the period at $65.31, traded as low as $42.52 in December and closed April 30th at $63.91. The volatility in the crude price was reflected in equity prices.

OPEC5 announced production cuts in the fourth quarter that came into full effect in January, reducing global inventories. Apart from Chinese import trends that continued to suggest economic weakness, global demand was healthy. During the 2014-2016 down cycle many companies reduced debt, reduced complexity, and adopted policies prioritizing return of capital to shareholders over growth. Current dividend levels are sustainable and selected companies will be raising their dividends.

Semi-Annual Report | April 30, 2019	3

Reaves Utility Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

OUTLOOK

At the moment there is no indication that macro fears of economic slowdown, trade wars, fears of deflation and risk in fixed income markets are abating. The current yield on the portfolio declined due to price appreciation of the underlying equities. However, the portfolio yield relative to the 10-year U.S. Treasury has widened. Our view is that companies in the portfolio will be able to continue growing their earnings and dividends in a climate of moderate to declining economic growth. The Fund’s annual distribution remains well supported.

Sincerely,

Ronald J. Sorenson, Chief Investment Officer, Chairman

John P. Bartlett, Vice President, CFA

Timothy O. Porter, Vice President

[1]	The 10-year Treasury note is a debt obligation issued by the United States government with a maturity of 10 years upon initial issuance. A 10-year Treasury note pays interest at a fixed rate once every six months, and pays the face value to the holder at maturity.
[2]	A real estate investment trust (REIT) is a company that owns, and in most cases operates, income-producing real estate. REITs own many types of commercial real estate, ranging from office and apartment buildings to warehouses, hospitals, shopping centers, hotels and timberlands.
[3]	The S&P 500 Communications Services Index is a capitalization-weighted index containing those companies in the S&P 500 Index that are considered members of the communications services sector.
[4]	West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as Medium crude oil because of its relatively low density, and sweet because of its low sulfur content.
[5]	OPEC is the Organization of Petroleum Exporting Countries is and is comprised of 14 oil-producing countries.

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

4	www.utilityincomefund.com

Reaves Utility Income Fund	Shareholder Letter

April 30, 2019 (Unaudited)

Industry Allocation as of April 30, 2019

*	Includes Money Market Funds

Holdings are subject to change

Semi-Annual Report | April 30, 2019	5

Reaves Utility Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 122.26%
Airlines 2.05%
Delta Air Lines, Inc.(1)	590,000	$34,391,100

Diversified Telecommunication Services 15.41%
AT&T, Inc.	623,234	19,295,325
BCE, Inc.(1)	1,900,000	85,006,000
TELUS Corp.	1,490,000	54,864,481
Verizon Communications, Inc.(1)	1,737,599	99,373,287
		258,539,093

Electric Utilities 21.73%
Edison International(1)	750,000	47,827,500
Eversource Energy(1)	555,000	39,771,300
FirstEnergy Corp.	390,000	16,391,700
Fortis, Inc.(1)	1,400,000	51,791,970
NextEra Energy, Inc.(1)	454,000	88,275,760
Pinnacle West Capital Corp.(1)	350,000	33,344,500
PPL Corp.(1)	955,016	29,806,049
The Southern Co.	1,080,000	57,477,600
		364,686,379

Gas Utilities 1.67%
Atmos Energy Corp.	171,500	17,551,310
South Jersey Industries, Inc.	325,100	10,442,212
		27,993,522

Independent Power and Renewable Electricity Producers 2.88%
NextEra Energy Partners LP(1)	1,050,000	48,331,500

Interactive Media & Services 0.64%
Alphabet, Inc., Class C(2)	9,000	10,696,320

Media 13.63%
Altice USA, Inc., Class A(1)	3,900,000	91,884,000
Charter Communications, Inc., Class A(1)(2)(3)	200,000	74,238,000
Comcast Corp., Class A(1)	1,440,000	62,683,200
		228,805,200

Multi-Utilities 27.34%
CMS Energy Corp.(1)	571,000	31,719,050
Dominion Energy, Inc.(1)	1,020,000	79,427,400
DTE Energy Co.(1)	932,000	117,161,720
Infraestructura Energetica Nova SAB de CV	200,000	874,049
National Grid PLC, Sponsored ADR	1	55

6	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

	SHARES	VALUE
Multi-Utilities (continued)
NiSource, Inc.	442,000	$12,278,760
Public Service Enterprise Group, Inc.	700,000	41,755,000
Sempra Energy(1)	840,000	107,478,000
WEC Energy Group, Inc.(1)	868,700	68,132,141
		458,826,175

Oil, Gas & Consumable Fuels 18.89%
BP PLC	725,000	5,284,791
BP PLC, Sponsored ADR	800,000	34,984,000
EOG Resources, Inc.	101,000	9,701,050
Exxon Mobil Corp.	550,000	44,154,000
Marathon Petroleum Corp.	150,000	9,130,500
Occidental Petroleum Corp.	275,000	16,192,000
ONEOK, Inc.(1)	1,100,000	74,723,000
Royal Dutch Shell PLC:
Class A	200,000	6,389,605
Class A, Sponsored ADR(1)	1,300,000	82,589,000
Williams Cos., Inc.(1)	1,192,000	33,769,360
		316,917,306

Real Estate Investment Trusts (REITs) 6.75%
Annaly Capital Management, Inc.(1)	2,600,000	26,234,000
Crown Castle International Corp.(1)	335,000	42,136,300
Equinix, Inc.(1)	90,000	40,923,000
SBA Communications Corp.(2)	20,000	4,074,600
		113,367,900

Road & Rail 5.89%
Union Pacific Corp.(1)	558,000	98,788,320

Transportation Infrastructure 0.13%
Atlantia SpA	80,000	2,182,186

Water Utilities 2.53%
American Water Works Co., Inc.(1)	392,000	42,410,480

Wireless Telecommunication Services 2.72%
T-Mobile US, Inc.(1)(2)	625,000	45,618,750

TOTAL COMMON STOCKS
(Cost $1,580,749,949)		2,051,554,231

Semi-Annual Report | April 30, 2019	7

Reaves Utility Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

	SHARES	VALUE
LIMITED PARTNERSHIPS 2.60%
Oil, Gas & Consumable Fuels 2.60%
Bastion Energy LLC (Anglo Dutch)(4)(5)		$825,904
Enterprise Products Partners LP(1)	1,370,000	39,223,100
Talara Opportunities II, LP(2)(4)(5)(6)		3,591,000
		43,640,004
TOTAL LIMITED PARTNERSHIPS
(Cost $32,192,946)		43,640,004

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.07%
Diversified Telecommunication Services 0.07%
Frontier Communications Corp., 7.125%,
01/15/2023	Caa1/CCC+	$2,000,000	1,255,000

TOTAL CORPORATE BONDS
(Cost $1,936,810)			1,255,000

	SHARES	VALUE
MONEY MARKET FUNDS 1.48%
Federated Treasury Obligations Money Market Fund, 2.299%
(7-Day Yield)	24,823,332	24,823,332

TOTAL MONEY MARKET FUNDS
(Cost $24,823,332)		24,823,332

TOTAL INVESTMENTS - 126.41%
(Cost $1,639,703,037)		$2,121,272,567

LEVERAGE FACILITY - (26.52%)		(445,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.11%		1,815,088

NET ASSETS - 100.00%		$1,678,087,655

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2019. (See Note 4)

(2)	Non-Income Producing Security.

(3)	This security is marked to cover the unfunded commitment. (See Note 1)

(4)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 5)

8	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Investments

April 30, 2019 (Unaudited)

(5)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)

(6)	Represents funded portion of total outstanding commitments. See Note 1 for information on any unfunded commitments.

Common Abbreviations:

ADR - American Depositary Receipt
Co. - Company
Corp. - Corporation
Cos. - Companies
Inc. - Incorporated
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
SAB de CV - A variable rate company
SpA - Societa per Azione

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2019	9

Reaves Utility Income Fund	Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

ASSETS:
Investments, at value (Cost $1,639,703,037)	$2,121,272,567
Dividends receivable	3,332,091
Interest receivable	84,387
Receivable for investments sold	578,625
Total Assets	2,125,267,670

LIABILITIES:
Loan payable	445,000,000
Interest payable on loan outstanding	473,500
Accrued investment advisory fees	1,003,215
Accrued administration fees	462,351
Accrued trustees' fees	52,423
Accrued chief compliance officer fees	3,090
Other payables and accrued expenses	185,436
Total Liabilities	447,180,015
Total Commitments and Contingencies (Notes 1 and 8)
Net Assets Applicable to Common Shareholders	$1,678,087,655

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$1,138,047,928
Total distributable earnings	540,039,727
Net Assets Applicable to Common Shareholders	$1,678,087,655

Shares of common stock outstanding of no par value, unlimited shares authorized	48,681,698
Net asset value per common share	$34.47

See Notes to Financial Statements.

10	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Operations

For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $954,767)	$38,749,299
Interest on investment securities	75,295
Total Investment Income	38,824,594

EXPENSES:
Interest on loan	7,736,319
Investment advisory fees	5,787,644
Administration fees	2,666,940
Chief compliance officer fees	19,340
Trustees' fees	91,306
State tax	905,324
Miscellaneous fees	135,133
Total Expenses	17,342,006

Net Investment Income	21,482,588

Net realized gain/(loss) on:
Investment securities	58,542,587
Foreign currency transactions	(37,109)
Change in unrealized appreciation/(depreciation) of:	102,445,153
Investment securities	102,445,293
Translation of assets and liabilities denominated in foreign currencies	(140)
Net gain on investments and foreign currency transactions	160,950,631

Net Increase in Net Assets Attributable to Common Shares from Operations	$182,433,219

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2019	11

Reaves Utility Income Fund	Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2019 (Unaudited)	For the Year Ended October 31, 2018
COMMON SHAREHOLDER OPERATIONS:
Net investment income	$21,482,588	$40,898,540
Net realized gain	58,505,478	54,172,551
Change in unrealized appreciation/(depreciation)	102,445,153	(66,012,058)
Net increase in net assets attributable to common shares from operations	182,433,219	29,059,033

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Total amount of distributions	(49,649,366)	(96,853,302)
Net decrease in net assets from distributions to common shareholders	(49,649,366)	(96,853,302)

CAPITAL SHARE TRANSACTIONS:
Proceeds from common shares issued to shareholders from reinvestment of dividends	342,696	–
Offering cost(1)	–	(109,237)
Net increase/(decrease) from capital share transactions	342,696	(109,237)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	133,126,549	(67,903,506)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$1,544,961,106	$1,612,864,612
End of period	$1,678,087,655	$1,544,961,106

(1)	Additional offering cost associated with rights offering which expired on October 4, 2017.

See Notes to Financial Statements.

12	www.utilityincomefund.com

Reaves Utility Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2019 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$182,433,219
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(349,036,413)
Proceeds from disposition of investment securities	387,979,077
Net purchases of short-term investment securities	(10,741,034)
Premium amortization	(6,663)
Net realized (gain)/loss on:
Investment securities	(58,542,587)
Net change in unrealized (appreciation)/depreciation on:
Investments	(102,445,293)
(Increase)/Decrease in assets:
Dividends receivable	(540,765)
Interest receivable	(41,381)
Other assets	70,160
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	(14,756)
Accrued investment advisory fees	17,066
Accrued administration fees	7,865
Accrued trustees' fees	8,202
Accrued chief compliance officer fees	(3,410)
Other payables and accrued expenses	123,286
Net Cash Provided by Operating Activities	49,266,573

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(49,306,670)
Net Cash Used in Financing Activities	(49,306,670)

Net Decrease in cash	(40,097)
Foreign currency, beginning of year	$40,097
Foreign currency, end of period	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$7,751,075
Non-cash financing activities not included herein consist of reinvestment of distributions of:	342,696

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2019	13

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income(1)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering
Total distributions and rights offering

Net asset value per common share, end of period
Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares

Ratio of expenses excluding interest expense to average net assets attributable to common shares

Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

(1)	Calculated using average common shares outstanding.

(2)	Less than $(0.005).

(3)	Effect of rights offerings for common shares at a price below market price.

(4)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not Annualized

(6)	Annualized

See Notes to Financial Statements.

14	www.utilityincomefund.com

Financial Highlights

For the Six Months Ended 4/30/19 (Unaudited)		For the Year Ended 10/31/18		For the Year Ended 10/31/17		For the Year Ended 10/31/16		For the Year Ended 10/31/15	For the Year Ended 10/31/14
$31.74		$33.14		$32.53		$30.29		$32.71	$27.91

0.44		0.84		1.00		0.84		0.84	1.80
3.31		(0.25)		3.87		3.89		(1.47)	4.64
3.75		0.59		4.87		4.73		(0.63)	6.44

(1.02)		(0.83)		(1.04)		(0.99)		(0.89)	(1.50)
–		(1.16)		(1.80)		(0.83)		(0.90)	(0.14)
(1.02)		(1.99)		(2.84)		(1.82)		(1.79)	(1.64)
–		(0.00	)(2)	(1.42	)(3)	(0.67	)(3)	–	–
(1.02)		(1.99)		(4.26)		(2.49)		(1.79)	(1.64)

$34.47		$31.74		$33.14		$32.53		$30.29	$32.71
$34.62		$30.36		$31.02		$30.00		$29.67	$30.88

12.12	%(5)	2.39%		11.04%		14.31%		(1.78)%	24.24%
17.73	%(5)	4.63%		12.70%		7.62%		1.91%	26.29%

$1,678,088		$1,544,961		$1,612,865		$1,116,576		$878,952	$949,088
2.22	%(6)	1.90%		1.66%		1.59%		1.62%	1.71%

1.23	%(6)	1.10%		1.09%		1.14%		1.15%	1.16%

2.75	%(6)	2.62%		2.97%		2.66%		2.67%	6.10%
17	%(5)	24%		15%		34%		32%	26%

$445,000		$445,000		$320,000		$320,000		$320,000	$290,000
$4,771		$4,472		$6,040		$4,489		$3,747	$4,273

Semi-Annual Report | April 30, 2019	15

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

16	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Semi-Annual Report | April 30, 2019	17

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,051,554,231	$–	$–	$2,051,554,231
Limited Partnerships	39,223,100	–	4,416,904	43,640,004
Corporate Bonds	–	1,255,000	–	1,255,000
Money Market Funds	24,823,332	–	–	24,823,332
Total	$2,115,600,663	$1,255,000	$4,416,904	$2,121,272,567

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of April 30, 2019	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2019
Limited Partnerships	$5,845,732	$–	$(1,428,828)	$–	$–	$–	$4,416,904	$(1,428,828)
Total	$5,845,732	$–	$(1,428,828)	$–	$–	$–	$4,416,904	$(1,428,828)

The table below provides additional information about the Level 3 fair value measurements as of April 30, 2019:

Investment Type	Value as of 4/30/19	Valuation Technique*	Unobservable Input**	Amount
			Discount Rate	12.5%
			Decline Rate	25%
Limited Partnership	$825,904	Discounted Cash Flow	Discount for Lack of Marketability	15%
Limited Partnership	3,591,000	Market Multiple Approach	Commodity Price Multiple	0.8862x
Total	$4,416,904

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.

18	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

**	A change in the unobservable input may result in a significant change to the value of the investment as of April 30, 2019 as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase
Commodity Price Multiple	Increase	Decrease

Commitments for Contingencies: As of April 30, 2019, the Fund had an unfunded capital commitment of $948,064 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. The unfunded commitment is fair valued by management and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and any change in unrealized appreciation or depreciation is included in the Statement of Operations.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the six months ended April 30, 2019, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 2.

Semi-Annual Report | April 30, 2019	19

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2019.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2018
Distributions paid from:
Ordinary Income	$40,326,896
Long-Term Capital Gain	56,526,406
Total	$96,853,302

20	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

As of April 30, 2019, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$526,887,419
Gross depreciation (excess of tax cost over value)	(21,644,950)
Net unrealized appreciation	505,242,469
Cost of investments for income tax purposes	$1,616,030,098

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2019	For the Year Ended October 31, 2018
Common Stock outstanding - beginning of period	48,670,001	48,670,001
Common Stock issued as reinvestment of dividends	11,697	–
Common Stock outstanding - end of period	48,681,698	48,670,001

4. BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Credit Agreement, the Fund was allowed to borrow up to $330,000,000. Interest was charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 1.10%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016. Effective January 2, 2018, the Credit Agreement with Pershing LLC, was amended to allow the Fund to increase the amount allowed to be borrowed up to $455,000,000, at an interest rate of one month LIBOR plus 1.00%.

For the six months ended April 30, 2019, the average amount borrowed under the Credit Agreement was $445,000,000, at an average rate of 3.46%. As of April 30, 2019, the amount of outstanding borrowings was $445,000,000, the interest rate was 3.48% and the amount of pledged collateral was $776,017,180.

5. RESTRICTED SECURITIES

As of April 30, 2019, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Semi-Annual Report | April 30, 2019	21

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

Restricted securities as of April 30, 2019 were as follows:

Description	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$–	$825,904	0.05%
Talara Opportunities II, LP	8/30/2013 - 7/24/2015	4,051,936	3,591,000	0.21%
TOTAL		$4,051,936	$4,416,904	0.26%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2019, aggregated $335,826,590 and $347,609,278, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses in connection with the performance of its services under the Administration Agreement, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, tax, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, the printing and distribution cost incurred to comply with the terms of the Fund’s 19(b) exemptive relief granted on July 14, 2011, certain expenses related to regulatory filings and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, the Fund has agreed to pay ALPS for providing Chief Compliance Officer services to the Fund an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

22	www.utilityincomefund.com

Reaves Utility Income Fund	Notes to Financial Statements

April 30, 2019 (Unaudited)

9. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, and are reflected in Note 1.

10. SUBSEQUENT EVENT

Beginning in July 2019 the monthly distribution rate increased to $0.18 per share.

Semi-Annual Report | April 30, 2019	23

Reaves Utility Income Fund	Additional Information

April 30, 2019 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

24	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2019 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the March 11, 2019 meeting of the Board of the Fund (the “Meeting”), the Board, including those Trustees who are not “interested Trustees” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), approved W.H. Reaves & Co. Inc. (the “Adviser” or “Reaves”) to serve as the Fund’s investment adviser and approved the investment advisory agreement between Reaves and the Fund (the “Advisory Agreement”), upon the terms and conditions set forth therein, for an additional one-year term. In connection with considering the approval of the Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Semi-Annual Report | April 30, 2019	25

Reaves Utility Income Fund	Additional Information

April 30, 2019 (Unaudited)

Although not meant to be all-inclusive, the following discussion summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreement.

Nature, extent, and quality of services. The Trustees considered the nature, extent, and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Trustees noted the various complexities involved in the operations of the Fund, such as the use of leverage, and concluded that the Adviser continues to consistently provide high-quality services to the Fund in an increasingly complex environment. The Trustees also considered the Fund’s investment performance and took into account its evaluation of the quality of the Adviser’s compliance program. The Trustees also considered the qualifications, experience, and capability of the Adviser’s management team and other personnel and the extent of care with which the Adviser performs its duties and obligations. The Trustees also considered information from the Adviser regarding the overall financial strength of the Adviser and considered the resources and staffing in place with respect to the services provided to the Fund. In light of the foregoing, the Trustees concluded that it was generally satisfied with the nature, extent, and quality of the services provided to the Fund by the Adviser.

Performance of the Fund and the Adviser. The Trustees reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Trustees utilized a report from an independent provider of investment company data (the “Data Provider”). As reported by the Data Provider, the Fund’s net total return (annualized) ranked 5th, 7th, 2nd, 4th, 2nd, and 1st for the 1-, 2-, 3-, 4-, 5- and 10-year periods ended December 31, 2018, respectively, among the performance universe consisting of the Fund and all leveraged closed-end utility funds, regardless of asset size. The Fund also outperformed the Lipper Closed-End Sector Equity Fund Index for the 3-, 5-, and 10-year periods.

Costs of services and profits realized. The Trustees considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser from its relationship with the Fund. To facilitate this analysis, the Trustees retained the Data Provider to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by the Data Provider (the “the Data Provider expense group”). The Trustees reviewed, among other things, information provided by the Data Provider comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Data Provider expense group. Based on the data provided on management fee rates, the Trustees noted that: (i) the Fund’s contractual management fee rate was lower than the median of its Data Provider expense group; and (ii) the actual management fee rate was lower than the median of its Data Provider expense group both on the basis of assets attributable to common shares and on a total asset basis.

26	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2019 (Unaudited)

The Adviser also furnished the Trustees with copies of its financial statements and other information regarding its expenses in providing services to the Fund. In reviewing those financial statements and other materials, the Trustees examined the profitability to the Adviser.

Economies of scale. The Trustees noted that there were no fee breakpoints in the Advisory Agreement and that any increases in the Fund’s assets are primarily attributable to market appreciation, dividend reinvestments, and rights offerings.

Comparison with other advisory contracts. The Trustees also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Trustees noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule. However, the Trustees noted that the services provided by the Adviser to the Fund are more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts and to those investment company accounts for which the Adviser serves only in a sub-advisory capacity. Based on the fact that the Adviser only provides the enhanced services to its investment company clients and not to its institutional account clients, the Trustees concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Trustees noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Trustees considered indirect benefits to the Adviser from its relationship to the Fund, including increased visibility among its institutional asset manager peer group and “sell side” research obtained from broker-dealers that execute trades for the Fund.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Trustees concluded that the level of fees paid to the Adviser was fair and reasonable in light of the usual and customary charges for such services, and that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at http://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Forms N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Forms N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

Semi-Annual Report | April 30, 2019	27

Reaves Utility Income Fund	Additional Information

April 30, 2019 (Unaudited)

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2019				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2019
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.41947	$0.60053	$0.0000	$1.0200	41.13%	58.87%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

28	www.utilityincomefund.com

Reaves Utility Income Fund	Additional Information

April 30, 2019 (Unaudited)

ANNUAL MEETING OF STOCKHOLDERS

On April 9, 2019, the Annual Meeting of Stockholders of the Fund was held to elect two Trustees. On February 11, 2019, the record date for the meeting, the Fund had 48,681,698 outstanding shares of common stock. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

Election of Jeremy W. Deems as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	43,107,167.314	97.316%
Withheld	1,189,161.716	2.684%
TOTAL	44,296,329.030	100.000%

Election of Jeremy O. May as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	43,333,581.546	97.827%
Withheld	962,747.484	2.173%
TOTAL	44,296,329.030	100.000%

Semi-Annual Report | April 30, 2019	29

Reaves Utility Income Fund	Privacy Policy

April 30, 2019 (Unaudited)

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund’s privacy policies call (800) 644-5571 (toll-free).

30	www.utilityincomefund.com

Intentionally Left Blank

REAVES UTILITY INCOME FUND
1290 Broadway, Suite 1100
Denver, CO 80203
1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)	(1)	Not applicable to this report.

(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(3)	None.

(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Brad Swenson
Brad Swenson
President (Principal Executive Officer)

Date:	June 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Swenson
Brad Swenson
President (Principal Executive Officer)

Date:	June 28, 2019

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	June 28, 2019